UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2025

CARDINAL INFRASTRUCTURE GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-43004	39-3180206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 E. Six Forks Road, #300

Raleigh, North Carolina 27609

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 324-1964

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in connection with the initial public offering (the “Offering”) by Cardinal Infrastructure Group Inc. (the “Company”) of its Class A common stock, par value $0.0001 (the “Common Stock”), described in the prospectus (the “Prospectus”), dated December 9, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-290850) (as amended, the “Registration Statement”), on October 1, 2025, the Company, through its wholly owned subsidiary Aviator Paving Company Charlotte, LLC, acquired (the “Acquisition”) substantially all of the assets of Red Clay Industries, Inc. (“Red Clay”) pursuant to an asset purchase agreement (the “APA”) for a total consideration of approximately $40.0 million consisting of (i) $39.0 million in cash and (ii) the assumption of approximately $1.0 million of liabilities.

The foregoing description of the APA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the APA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events

Red Clay is a provider of asphalt paving, concrete contracting, concrete reclamation and soil stabilization in North Carolina. For the year ended December 31, 2024, Red Clay had revenue of $44.9 million and net income of $3.1 million and, for the nine months ended September 30, 2025, Red Clay had revenue of $37.1 million and net income of $1.6 million. In connection with the Acquisition, certain employees of Red Clay received grants of equity unit interests in Cardinal Civil Contracting Holdings LLC (“Cardinal”), a wholly-owned subsidiary of the Company, having an estimated fair value of $5.8 million.

For the year ended December 31, 2024, the Company had Pro Forma Net Income of $17.8 million, Pro Forma EBITDA of $51.7 million and Adjusted Pro Forma EBITDA of $62.0 million. For the nine months ended September 30, 2025, the Company had Pro Forma Net Income of $24.3 million, Pro Forma EBITDA of $58.1 million and Adjusted Pro Forma EBITDA of $60.4 million. We define Pro Forma EBITDA as Pro Forma Net Income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Pro Forma Adjusted EBITDA further adjusts Pro Forma EBITDA for certain expenses associated with the transaction and certain non-recurring expenses of Red Clay, including: (i) excluding the non-cash expense related to the issuance of equity unit interests in Cardinal related to the Red Clay Acquisition, (ii) the elimination of non-recurring aviation and travel expenses reflected within General and Administrative costs and Cost of Revenue, (iii) the elimination of non-recurring compensation costs reflected within General and Administrative costs offset against (iv) additional incremental rent expense for Red Clay expected to be recognized within General and Administrative costs. We define EBITDA Margin as EBITDA as a percentage of revenue, and Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue. We believe EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin provide useful information in measuring our operating performance, generating future operating plans and making strategic decisions regarding allocation of capital. Management believes this information presents helpful comparisons of financial performance between periods by excluding the effect of certain non-recurring items. There are limitations to the use of the non-GAAP financial measures presented below. For example, EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin do not have standardized meanings prescribed by GAAP and therefore it may not be comparable to similarly titled measures presented by other companies, and it should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

The following table provides a reconciliation of net income and net income margin, the most closely comparable GAAP financial measure, to EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin for the periods presented:

	Pro Forma Consolidated		Cardinal Historical
	Nine months ended September 30,	Years ended December 31,	Nine months ended September 30,	Years ended December 31,
	2025	2024	2025	2024
Net income	$24,306,826	$17,806,147	$26,200,546	$28,297,234
Interest expense, net	4,940,342	6,608,809	3,871,909	4,828,058
Income tax expense	2,368,772	1,352,509	1,691,154	1,352,509
Depreciation and amortization expense	26,446,914	25,925,701	23,316,390	18,663,746
EBITDA	$58,062,853	$51,693,166	$55,079,999	$53,141,547
Transaction fees and acquisition-related costs(1)	393,247	454,761	393,247	454,761
Legal matters(2)	-	620,221	-	620,221
Transition and consulting arrangements(3)	150,000	390,000	150,000	390,000
Customer claims(4)	-	525,000	-	525,000
Loss on extinguishment and refinancing costs(5)	-	1,389,901	-	1,389,901
Stock Based Compensation(6)	-	5,765,487	-	-
Non recurring aviation and travel costs(7)	1,468,839	943,845	-	-
Non recurring compensation expenses(8)	529,750	647,000	-	-
Incremental rent(9)	(240,000)	(454,130)
Other(10)	47,958	16,690	47,958	16,690
Adjusted EBITDA	$60,412,647	$61,991,941	$55,671,203	$56,538,120
Net Income Margin(11)	7.0%	4.9%	8.4%	9.0%
EBITDA Margin(11)	16.7%	14.4%	17.8%	16.9%
Adjusted EBITDA Margin(11)	17.4%	17.2%	17.9%	17.9%

(1)	Represents transaction fees and acquisition-related costs incurred in connection with acquisitions and planned acquisitions.
(2)	Represents costs associated with legal matters in which the Company is a defendant.
(3)	Represents certain consulting and recruiting costs related to acquisitions and public company readiness.
(4)	Represents revenue impact from customer claims.
(5)	Represents financing and extinguishment-related expenses.
(6)	Represents non-cash Stock compensation expense recognized within General and Administrative costs within the Red Clay and Consolidated Pro Forma results, attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.
(7)	Represents non-recurring aviation and travel expenses related within General and Administrative and Cost of Revenue within the Red Clay and Consolidated Pro Forma results, attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.
(8)	Represents non-recurring compensation costs within General and Administrative costs within the Red Clay and Consolidated Pro Forma results, attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.
(9)	Represents incremental rent expense for Red Clay expected to be recognized within General and Administrative costs.
(10)	Represents certain other gains and charges that we do not believe reflect our underlying business performance.
(11)	Calculated as a percentage of revenue.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Red Clay’s audited consolidated financial statements as of and for the year ended December 31, 2024 and unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2025 are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated herein by reference. Such financial statements of Red Clay were prepared in accordance with U.S. generally accepted accounting principles as issued by the Financial Accounting Standards Board.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information as of September 30, 2025 and for the nine months ended September 30, 2025, and for the year ended December 31, 2024, related to the Company’s acquisition of Red Clay are attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated October 1, 2025, by and among Aviator Paving Company Charlotte, LLC, a North Carolina limited liability company and James C. Smith, a resident of Charlotte, North Carolina and Red Clay Industries, Inc., a North Carolina corporation (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-1 (File No. 333-290850) filed on October 14, 2025).

23.1	Consent of Thomas Judy & Tucker P.A.

99.1	Audited consolidated financial statements of Red Clay Industries, Inc. as of and for the year ended December 31, 2024.

99.2	Unaudited condensed consolidated financial statements of Red Clay Industries, Inc. as of September 30, 2025 and for the nine months ended September 30, 2025 and the notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial information of the Company as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(5) of Regulation S-K. The Registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

By:	/s/ Mike Rowe
Name:	Mike Rowe
Title:	Chief Financial Officer

Date: December 15, 2025